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                        SECURITIES AND EXCHANGE COMMISSION


                               Washington D.C. 20549

                                     Form 8-K

                      Pursuant to Section 12 or 15(d) of the
                        Securities and Exchange Act of 1934

            Date of Report (Date of earliest event reported): 08/25/97

                          FINANCIAL ASSET SECURITIES CORP

              (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT
              DATED AS OF JUNE 9, 1997, PROVIDING FOR THE ISSUANCE OF
                  CITYSCAPE HOME EQUITY LOAN TRUST, SERIES 1997-C
                       HOME EQUITY PASS-THROUGH CERTIFICATES
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              (Exact name of registrant as specified in its charter)

           Delaware             333-29381-01      41-1880561 & 41-1880562
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 (State or Other Jurisdiction   (Commission         (I.R.S. Employer
       of Incorporation         File Number)     Identification Number)

                                600 Steamboat Road
                           Greenwich, Connecticut  06830
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                        (Address of Principal    (Zip Code)
                         Executive Offices)

        Registrant's telephone number, including area code: (203) 625-2700

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 Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (a) Not applicable
 (b) Not applicable
 (c) Exhibits:
 20.1 Cityscape Home Equity Pass-Through Certificates
      Series 1997-C Distribution Statement dated 08/25/97.


 Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Date: 08/22/97

 FINANCIAL ASSET SECURITIES CORP by First Trust National Association, as Trustee for Cityscape Home Equity Loan Trust, Series 1997-C, Home Equity Pass-Through Certificates.

 By:    /s/ Lynn Steiner
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 Name:    Lynn Steiner
 Title:   Vice President
 Company: First Trust National Association